United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 23, 2018

Communications Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address Of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to Vote of Security Holders

Communications Systems, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders on May 23, 2018. The proposals considered at the Company’s 2018 Annual Meeting are described in detail in the Company’s Proxy Statement. Of the 9,105,583 shares of the Company’s common stock outstanding and entitled to vote at the meeting, 7,908,809 shares or 86.9% of the outstanding shares, were present either in person or by proxy.

The following describes the matters considered by the Company’s shareholders at the Annual Meeting, and the final results of the votes cast at the meeting:

1.         To elect five directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Withhold	Broker Non-Vote
Curtis A. Sampson	3,199,199	2,645,302	2,064,308
Roger H. D. Lacey	3,366,876	2,477,625	2,064,308
Richard A. Primuth	3,419,375	2,425,126	2,064,308
Randall D. Sampson	3,435,845	2,408,656	2,064,308
Steven C. Webster	3,537,422	2,307,079	2,064,308

2.         To ratify and approve the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.

For	Against	Abstain
7,734,743	142,854	31,212

3.          To cast an advisory vote approving executive compensation.

For	Against	Abstain	Broker Non-Vote
5,616,343	210,029	18,129	2,064,308

4.          To cast an advisory vote on the frequency of future executive compensation advisory votes.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
1,165,292	102,014	4,537,300	39,895	2,064,308

5.          To approve amendments to the Company’s 2011 Executive Incentive Compensation Plan to increase the total number of authorized shares by 500,000 shares to 2,500,000 shares.

For	Against	Abstain	Broker Non-Vote
4,415,278	1,412,846	16,377	2,614,308

As a result, the shareholders (i) elected each nominee as a director of the Company; (ii) ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (iii) approved the Company executive compensation; (iv) selected “every three years” as the frequency of future advisory votes on executive compensation; and (v) approved the 500,000 share increase in the Company’s 2011 Executive Incentive Compensation Plan.

On May 23, 2018, the Company’s Board of Directors determined that future shareholder advisory votes approving executive compensation will be held every three years, until the next advisory vote on the frequency of future executive compensation advisory votes.

Item 8.01      Other Events

On May 23, 2018, the Company issued a press release announcing that the Company’s Board of Directors had initiated a strategic review of the Company’s businesses and assets to explore opportunities to enhance shareholder value. A Special Board Committee consisting of independent directors Richard Primuth, Randy Sampson and Steven Webster will oversee this process. The Special Committee expects to retain an investment banking firm to advise it on this process. A copy of the press release is attached as Exhibit 99.1

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

The following press release is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit

99.1	Communications Systems, Inc. press release dated May 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By:	/s/ Mark Fandrich
Chief Financial Officer

Date: May 29, 2018